UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                January 25, 2006
                   ------------------------------------------
                        (Date of earliest event reported)

                              SPECTRUM BRANDS, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Wisconsin                   001-13615               22-2423556
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(State or other Jurisdiction of   (Commission File No.)       (IRS Employer
       Incorporation)                                       Identification No.)

           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

The Registrant's Current Report on Form 8-K is being amended by this Amendment No. 1 solely to revise certain supplemental financial information appearing in
Exhibit 99.2 to the Registrant's Current Report on Form 8-K furnished on January 25, 2006. Revisions have been made to Exhibit 99.2 to delete all non-GAAP measures except "Diluted Earnings Per Share, as Adjusted." No other information or amounts are amended hereby.

A revised version of the Registrant's supplemental financial information, as so changed, is included as an exhibit hereto.


Item 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 25, 2006, United Industries Corporation ("United") and Nu-Gro Holding Company, L.P. ("Nu-Gro Holding"), both wholly-owned subsidiaries of Spectrum Brands, Inc. (the "Company"), completed the sale of all of the outstanding shares of Nu-Gro America Corp. ("Nu-Gro America") and Nu-Gro IP Inc. (together with Nu-Gro America, the "Nu-Gro Entities") to wholly-owned subsidiaries of Agrium Inc. ("Agrium"). The sale was completed pursuant to the terms of the Share Purchase Agreement dated as of November 22, 2005 by and among United, Nu-Gro Holding and Agrium, as amended (the "Purchase Agreement").

Prior to the closing of this transaction, the Nu-Gro Entities transferred to a separate, wholly-owned subsidiary of the Company all of the assets and liabilities of the Nu-Gro Entities that are primarily related to the manufacturing, marketing and selling of consumer products, so that this transaction resulted in the Company selling to Agrium the Nu-Gro controlled release nitrogen fertilizer products business and the Nu-Gro professional fertilizer and pest control products business, while retaining the Nu-Gro consumer lawn and garden products business.

Net of certain costs related to the transaction and subject to certain post-closing adjustments as set forth in the Purchase Agreement, the Company received approximately $83 million in cash consideration, which will primarily be used to repay a portion of the Company's outstanding debt.

On January 26, 2006, the Company issued a press release announcing the completion of this transaction. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In order to assist the Company's shareholders to better understand the impact of the transaction described in Item 2.01 above on its ongoing business, beginning on January 26, 2006 the Company made available on the Investor Relations section of its website certain supplementary information representing the Company's quarterly results for the fiscal year ended September 30, 2005, as adjusted to include the results of acquired businesses and to exclude the results of disposed businesses, along with a reconciliation of these non-GAAP results to financial results presented in accordance with U.S. generally accepted accounting principles. A copy of this supplemental information is attached hereto in its entirety as Exhibit 99.2 and incorporated herein by reference.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number            Description of Exhibit
-------           ----------------------

2.1 Share Purchase Agreement dated November 22, 2005 by and among Agrium Inc., United Industries Corporation, and Nu-Gro Holding Company, L.P. (as filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on November 29, 2005 and incorporated herein by reference).

2.2 Amendment No. 1, dated December 19, 2005, to Share Purchase Agreement dated November 22, 2005.

99.1      Press release dated January 26, 2006 issued by Spectrum Brands, Inc.

99.2 Supplemental financial information issued by Spectrum Brands, Inc. on January 26, 2006.
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August __, 2006             SPECTRUM BRANDS, INC.


                                   By:
                                       ------------------------------
                                        Name:  Randall J. Steward
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                             Description of Exhibit
-------            ------------------------------------------------------------

2.1 Share Purchase Agreement dated November 22, 2005 by and among Agrium Inc., United Industries Corporation, and Nu-Gro Holding Company, L.P. (as filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on November 29, 2005 and incorporated herein by reference).

2.2 Amendment No. 1, dated December 19, 2005, to Share Purchase Agreement dated November 22, 2005.

99.1               Press release dated January 26, 2006 issued by Spectrum
                   Brands, Inc.

99.2 Supplemental financial information issued by Spectrum Brands, Inc. on January 26, 2006.